Exhibit (g)(1)(e)

AMENDMENT # 38 is made as of June 11, 2015, to the DOMESTIC

CUSTODY AGREEMENT, between JPMORGAN CHASE BANK, N.A. (“Bank”) and

PROSHARES TRUST (“Proshares”), dated as of May 25, 2006, as amended from time to time (the “Agreement”).

The Bank and ProShares hereby agree to replace each of Exhibit 1 and Schedule A to the Agreement in their entirety with the respectively corresponding Exhibit 1 and Schedule A attached hereto. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect and the parties agree that as of date hereof, this Amendment shall form a part of the Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or authorized representatives as of the day and year first above written.

PROSHARES TRUST

/s/ Todd Johnson
Name:	Todd Johnson
Title:	President

JPMORGAN CHASE BANK, N.A.

/s/ Josh Jacobs
Name: Josh Jacobs
Title: Vice President

EXHIBIT 1

PROSHARES TRUST PORTFOLIOS

THAT ARE

PARTIES TO THIS DOMESTIC CUSTODY AGREEMENT

(As of June 11, 2015])

NAME	Tax ID
1. ProShares Short S&P500	20-3689256

2. ProShares Short QQQ	20-3689265

3. ProShares Short Dow30	20-3689300

4. ProShares Short MidCap400	20-3689284

5. ProShares UltraShort S&P500	20-3836953

6. ProShares UltraShort QQQ	20-3836962

7. ProShares UltraShort Dow30	20-3836977

8. ProShares UltraShort MidCap400	20-3836984

9. ProShares Ultra S&P500	20-3689227

10. ProShares Ultra QQQ	20-3689103

11. ProShares Ultra Dow30	20-3689206

12. ProShares Ultra MidCap400	20-3689184

13. ProShares Ultra SmallCap600	20-5966033

14. ProShares Ultra Russell2000	20-5963205

15. ProShares Short SmallCap600	01-0879232

16. ProShares Short Russell2000	20-5963749

17. ProShares UltraShort SmallCap600	20-5966134

18. ProShares UltraShort Russell2000	20-5963622

19. ProShares Ultra Basic Materials	20-5974078

20. ProShares Ultra Consumer Goods	20-5974160

21. ProShares Ultra Consumer Services	20-5974211

22. ProShares Ultra Financials	20-5974401

23. ProShares Ultra Health Care	20-5974479

24. ProShares Ultra Industrials	20-5974536

25. ProShares Ultra Oil & Gas	20-5974576

26. ProShares Ultra Real Estate	20-5974751

27. ProShares Ultra Semiconductors	20-5974819

28. ProShares Ultra Technology	20-5974619

29. ProShares Ultra Utilities	20-5974703

30. ProShares UltraShort Basic Materials	20-5974903

31. ProShares UltraShort Consumer Goods	20-5974952

32. ProShares UltraShort Consumer Services	20-5975042

33. ProShares UltraShort Financials	20-5975143

34. ProShares UltraShort Health Care	20-5966268

35. ProShares UltraShort Industrials	20-5966737

36. ProShares UltraShort Oil & Gas	20-5967327

37. ProShares UltraShort Real Estate	20-5967533

38. ProShares UltraShort Semiconductors	20-5967573

39. ProShares UltraShort Technology	20-5967363

40. ProShares UltraShort Utilities	20-5967398

41. ProShares Ultra Russell1000 Value	20-5967698

42. ProShares Ultra Russell1000 Growth	20-5967660

43. ProShares Ultra Russell MidCap Value	20-5972566

44. ProShares Ultra Russell MidCap Growth	20-5967761

45. ProShares Ultra Russell2000 Value	20-5972710

46. ProShares Ultra Russell2000 Growth	20-5972626

47. ProShares UltraShort Russell1000 Value	20-5972877

48. ProShares UltraShort Russell1000 Growth	20-5972820

49. ProShares UltraShort Russell MidCap Value	20-5973025

50. ProShares UltraShort Russell MidCap Growth	20-5972981

51. ProShares UltraShort Russell2000 Value	20-5973176

52. ProShares UltraShort Russell2000 Growth	20-5973099

53. ProShares Short MSCI Emerging Markets	26-0425684

54. ProShares Short MSCI EAFE	26-0426010

55. ProShares UltraShort MSCI Emerging Markets	26-0425564

56. ProShares UltraShort MSCI Japan	26-0425790

57. ProShares UltraShort MSCI EAFE	26-0425948

58. ProShares UltraShort FTSE China 25	26-0425417

59. ProShares UltraShort 7-10 Year Treasury	26-1353841

60. ProShares UltraShort 20+ Year Treasury	26-1353968

61. ProShares Ultra FTSE China 25	26-1686227

62. ProShares Ultra MSCI Japan	26-1686105

63. ProShares Ultra Telecommunications	26-2126869

64. ProShares UltraShort Telecommunications	26-2126749

65. ProShares Short Financials	26-2751472

66. ProShares Short Oil & Gas	26-2751491

67. ProShares Ultra MSCI EAFE	26-1865761

68. ProShares Ultra MSCI Emerging Markets	26-1865598

69. ProShares Ultra Russell3000	27-0215123

70. ProShares UltraShort Europe	27-0215713

71. ProShares UltraShort MSCI Pacific ex-Japan	27-0215761

72. ProShares UltraShort MSCI Brazil Capped	27-0215820

73. ProShares UltraShort MSCI Mexico Capped IMI	27-0215323

74. ProShares UltraShort Russell3000	27-0215181

75. ProShares Large Cap Core Plus	26-2670007

76. ProShares UltraPro S&P500	27-0368618

77. ProShares UltraPro Short S&P500	27-0368696

78. ProShares Short 20+ Year Treasury	27-0705063

79. ProShares Ultra 7-10 Year Treasury	27-1134361

80. ProShares Ultra 20+ Year Treasury	27-1134375

81. ProShares UltraPro Dow30	27-1549941

82. ProShares UltraPro MidCap400	27-1549427

83. ProShares UltraPro Russell2000	27-1550293

84. ProShares UltraPro QQQ	27-1549798

85. ProShares UltraPro Short Dow30	27-1550022

86. ProShares UltraPro Short MidCap400	27-1549529

87. ProShares UltraPro Short Russell2000	27-1550151

88. ProShares UltraPro Short QQQ	27-1549635

89. ProShares Short Basic Materials	27-1779511

90. ProShares Short Real Estate	27-1779615

91. ProShares Short FTSE China 25	27-1779991

92. ProShares Ultra Nasdaq Biotechnology	26-3639539

93. ProShares UltraShort Nasdaq Biotechnology	26-3639581

94. ProShares Ultra S&P Regional Banking	27-1779852

95. ProShares Short S&P Regional Banking	27-1779716

96. ProShares Ultra Europe	27-1780206

97. ProShares Ultra MSCI Pacific ex-Japan	27-1780296

98. ProShares Ultra MSCI Brazil Capped	27-1780485

99. ProShares Ultra MSCI Mexico Capped IMI	27-1780568

100. ProShares RAFI Long/Short	27-3968549

101. ProShares Hedge Replication ETF	27-4256573

102. ProShares UltraShort TIPS	27-2855220

103. ProShares Short High Yield	27-5040566

104. ProShares Short Investment Grade Corporate	27-5040865

105. ProShares UltraShort 3-7 Year Treasury	27-2856287

106. ProShares Short 7-10 Year Treasury	27-0704884

107. ProShares Ultra High Yield	45-1470999

108. ProShares Ultra Investment Grade Corporate	45-1471128

109. ProShares German Sovereign/Sub-Sovereign ETF	45-3419107

110. ProShares UltraPro 10 Year TIPS/TSY Spread	45-3571566

111. ProShares UltraPro Short 10 Year TIPS/TSY Spread	45-3571576

112. ProShares 30 Year TIPS/TSY Spread	45-3795433

113. ProShares Short 30 Year TIPS/TSY Spread	45-3795515

114. ProShares UltraPro MSCI Emerging Markets	27-1564659

115. ProShares UltraPro Short MSCI Emerging Markets	27-1564729

116. ProShares UltraPro 20+ Year Treasury	27-1564927

117. ProShares UltraPro Short 20+ Year Treasury	27-1564991

118. ProShares USD Covered Bond	45-4218033

119. ProShares UltraPro Financials	45-5439226

120. ProShares UltraPro Short Financials	45-5449466

121. ProShares Merger ETF	45-5493124

122. ProShares Global Listed Private Equity ETF	46-1549234

123. ProShares High Yield-Interest Rate Hedged	30-0760943

124. ProShares S&P 500 Aristocrats ETF	61-1719417

125. ProShares Investment Grade – Interest Rate Hedged	46-3707468

126. ProShares Short Term USD Emerging Markets Bond ETF	46-3718052

127. ProShares ProShares DJ Brookfield Global Infrastructure	80-0878465

128. ProShares CDS North American HY Credit ETF	46-5705868

129. ProShares CDS Short North American HY Credit ETF	46-5713490

130. ProShares CDS North American IG Credit ETF	46-5726415

131. ProShares CDS Short North American IG Credit ETF	46-5736448

132. ProShares MSCI EAFE Dividend Growers ETF	47-1181906

133. ProShares MSCI Emerging Markets Dividend Growers ETF	47-1210297

134. ProShares Morningstar Alternatives Solution ETF	47-1806743

135. ProShares USD Emerging Markets Bond - Interest Rate Hedged	46-5535040

136. ProShares Russell 2000 Dividend Growers ETF	47-2334486

137. ProShares S&P Midcap 400 Dividend Aristocrats ETF	47-2328114

138. ProShares Ultra Gold Miners	27-2855287

139. ProShares Ultra Junior Miners	47-2588371

140. ProShares UltraShort Gold Miners	27-2855402

141. ProShares UltraShort Junior Miners	47-2584287

142. ProShares UltraPro Nasdaq Biotechnology	47-3978679

143. ProShares UltraPro Short Nasdaq Biotechnology	47-3990091

144. ProShares Ultra Oil & Gas Exploration & Production	47-3931402

145. ProShares UltraShort Oil & Gas Exploration & Production	47-3941274

146. ProShares Ultra Homebuilders	47-3945544

147. ProShares UltraShort Homebuilders	47-3959367

148. ProShares Hedged FTSE Europe ETF	47-3999295

149. ProShares Hedged FTSE Japan ETF	47-3918334

SCHEDULE A

PROSHARES TRUST

FEE SCHEDULE

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

from

JPMORGAN CHASE BANK, N.A.

A. Global Custody Core Service Fees (all funds except ProShares Morningstar Alternatives Solution ETF)

US Tiered Safekeeping Fee

From	To		Annual Fee Basis Points
	[Redacted	]	[Redacted	]
[Redacted]	[Redacted	]	[Redacted	]
[Redacted]			[Redacted	]

Other Transactions	Fee per transaction
Transactions – DTC non-Russell index funds	[Redacted	]
Transactions – DTC Russell index funds	[Redacted	]
Transactions – Fed Book Entry	[Redacted	]
Transactions - Physical/Private Placement	[Redacted	]
Futures/ Options	[Redacted	]
Wires	[Redacted	]
In-Kind Transactions non-Russell index funds	[Redacted	]
In-Kind Transactions Russell index funds	[Redacted	]
Manual Instruction Surcharge	[Redacted	]

B. Global Custody Core Service Fees (ProShares Morningstar Alternatives Solution ETF)

*All Fees in: US Dollar

[Redacted]

	Safekeeping & Administration		Transactions (Buys/Sells, Receive/Deliver Free)
Country of Settlement	Basis Point Fee		Fee per STP Transaction
United States	[Redacted	]	[Redacted	]

U.S. Transaction Fees	Fee per Transaction
Transactions - DTC	[Redacted	]
Transactions - FBE	[Redacted	]
Transactions - Physical/Private Placement	[Redacted	]
Futures/Options	[Redacted	]

Other Transaction Fees	Fee per Transaction
Checks	[Redacted	]
Wires	[Redacted	]
CLS Transactions (per leg)	[Redacted	]
Interaccount Transfer (Cash and Securities, per side)	[Redacted	]
Memo Posting *	[Redacted	]
Cancelled Trade (in addition to transaction charge)	[Redacted	]
Amendments (in addition to transaction charge)	[Redacted	]
Manual Instruction Surcharge (in addition to transaction charge) **	[Redacted	]
Electronic Non-STP Surcharge (in addition to transaction charge) ***	[Redacted	]
Manual Corporate Action Instruction	[Redacted	]
Proxy (per vote)	[Redacted	]

*	Memos: [Redacted]
**	Manual Instruction Surcharge: [Redacted]
***	Electronic Non-STP Surcharge: [Redacted]

C. Out-of-Pocket Fees (Custody Only)

[Redacted]

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

D. Global Fee Schedule

Global Custody Core Service Fees

Asset charges (per annum) and Transaction charges (per security movement). These global custody fees are all the fees contemplated in Section 4.1 of the Global Custody Rider to this agreement.

	Safekeeping & Administration	Transactions (Buys/Sells, Receive/Deliver Free)
Country of Settlement	Basis Point Fee (20 = 20bp)	$ Fee per STP Transaction (45 = $45)
Argentina	[Redacted]	[Redacted]
Australia	[Redacted]	[Redacted]
Austria	[Redacted]	[Redacted]
Belgium	[Redacted]	[Redacted]
Brazil	[Redacted]	[Redacted]
Canada	[Redacted]	[Redacted]
Chile	[Redacted]	[Redacted]
China	[Redacted]	[Redacted]
Colombia	[Redacted]	[Redacted]
Clearstream	[Redacted]	[Redacted]
Czech Republic	[Redacted]	[Redacted]
Denmark	[Redacted]	[Redacted]
Euroclear	[Redacted]	[Redacted]
Egypt	[Redacted]	[Redacted]
Finland	[Redacted]	[Redacted]
France	[Redacted]	[Redacted]
Germany	[Redacted]	[Redacted]
Greece	[Redacted]	[Redacted]
Hong Kong	[Redacted]	[Redacted]
Hungary	[Redacted]	[Redacted]
India	[Redacted]	[Redacted]
Indonesia	[Redacted]	[Redacted]
Ireland	[Redacted]	[Redacted]
Israel	[Redacted]	[Redacted]
Italy	[Redacted]	[Redacted]
Japan	[Redacted]	[Redacted]
Jordan	[Redacted]	[Redacted]
Korea	[Redacted]	[Redacted]
Malaysia	[Redacted]	[Redacted]
Mexico	[Redacted]	[Redacted]
Morocco	[Redacted]	[Redacted]
Netherlands	[Redacted]	[Redacted]

New Zealand	[Redacted]	[Redacted]
Norway	[Redacted]	[Redacted]
Pakistan	[Redacted]	[Redacted]
Peru	[Redacted]	[Redacted]
Philippines	[Redacted]	[Redacted]
Poland	[Redacted]	[Redacted]
Portugal	[Redacted]	[Redacted]
Russia	[Redacted]	[Redacted]
Singapore	[Redacted]	[Redacted]
South Africa	[Redacted]	[Redacted]
Spain	[Redacted]	[Redacted]
Sweden	[Redacted]	[Redacted]
Switzerland	[Redacted]	[Redacted]
Taiwan	[Redacted]	[Redacted]
Thailand	[Redacted]	[Redacted]
Turkey	[Redacted]	[Redacted]
United Kingdom	[Redacted]	[Redacted]

**	75% transaction fee reduction during the first year of operation, for funds with a Fund Style of Currency Hedged in the Agency Services section of this agreement

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

E. Agency Services

JPMorgan shall be entitled to receive transaction fees from Authorized Participants (APs) according to the following schedule.

JPMorgan is entitled to transaction fees even if the fee is not delivered or required to be delivered from the Authorized Participant. If the transaction fee is not delivered by the Authorized Participant than the fee will be paid to JPMorgan by the relevant fund.

For all “Ultra” funds where a cash Creation Unit transaction occurs; JPM will reimburse the funds for any transaction fee collected from APs above [Redacted].

Transaction fee schedule charged to create or redeem Creation Units regardless of number of units redeemed or created for an order:

For funds with a Fund Style of Currency Hedged, JPM will reimburse the funds for any transaction fee collected from APs above $500 for both cash and In-kind creation units during the funds’ first year of operation.

FUNDS	FEE		Fund Style
ProShares Ultra S&P500®	[Redacted	]	Ultra
ProShares Short S&P500®	[Redacted	]	Short

ProShares UltraShort S&P500®	[Redacted	]	Short
ProShares Ultra QQQ®	[Redacted	]	Ultra
ProShares Short QQQ®	[Redacted	]	Short
ProShares UltraShort QQQ®	[Redacted	]	Short
ProShares Ultra Dow30SM	[Redacted	]	Ultra
ProShares Short Dow30SM	[Redacted	]	Short
ProShares UltraShort Dow30SM	[Redacted	]	Short
ProShares Ultra MidCap400	[Redacted	]	Ultra
ProShares Short MidCap400	[Redacted	]	Short
ProShares UltraShort MidCap400	[Redacted	]	Short
ProShares Ultra Russell2000	[Redacted	]	Ultra
ProShares Short Russell2000	[Redacted	]	Short
ProShares UltraShort Russell2000	[Redacted	]	Short
ProShares Ultra SmallCap600	[Redacted	]	Ultra
ProShares Short SmallCap600	[Redacted	]	Short
ProShares UltraShort SmallCap600	[Redacted	]	Short
ProShares Ultra Russell1000 Value	[Redacted	]	Ultra
ProShares Short Russell1000 Value	[Redacted	]	Short
ProShares UltraShort Russell1000 Value	[Redacted	]	Short
ProShares Ultra Russell1000 Growth	[Redacted	]	Ultra
ProShares Short Russell1000 Growth	[Redacted	]	Short
ProShares UltraShort Russell1000 Growth	[Redacted	]	Short
ProShares Ultra Russell MidCap Value	[Redacted	]	Ultra
ProShares Short Russell MidCap Value	[Redacted	]	Short
ProShares UltraShort Russell MidCap Value	[Redacted	]	Short
ProShares Ultra Russell MidCap Growth	[Redacted	]	Ultra
ProShares Short Russell MidCap Growth	[Redacted	]	Short
ProShares UltraShort Russell MidCap Growth	[Redacted	]	Short
ProShares Ultra Russell2000 Value	[Redacted	]	Ultra
ProShares Short Russell2000 Value	[Redacted	]	Short

ProShares UltraShort Russell2000 Value	[Redacted	]	Short
ProShares Ultra Russell2000 Growth	[Redacted	]	Ultra
ProShares Short Russell2000 Growth	[Redacted	]	Short
ProShares UltraShort Russell2000 Growth	[Redacted	]	Short
ProShares Ultra Basic Materials	[Redacted	]	Ultra
ProShares Short Basic Materials	[Redacted	]	Short
ProShares UltraShort Basic Materials	[Redacted	]	Short
ProShares Ultra Consumer Goods	[Redacted	]	Ultra
ProShares Short Consumer Goods	[Redacted	]	Short
ProShares UltraShort Consumer Goods	[Redacted	]	Short
ProShares Ultra Consumer Services	[Redacted	]	Ultra
ProShares Short Consumer Services	[Redacted	]	Short
ProShares UltraShort Consumer Services	[Redacted	]	Short
ProShares Ultra Financials	[Redacted	]	Ultra
ProShares Short Financials	[Redacted	]	Short
ProShares UltraShort Financials	[Redacted	]	Short
ProShares Ultra Health Care	[Redacted	]	Ultra
ProShares Short Health Care	[Redacted	]	Short
ProShares UltraShort Health Care	[Redacted	]	Short
ProShares Ultra Industrials	[Redacted	]	Ultra
ProShares Short Industrials	[Redacted	]	Short
ProShares UltraShort Industrials	[Redacted	]	Short
ProShares Ultra Oil & Gas	[Redacted	]	Ultra
ProShares Short Oil & Gas	[Redacted	]	Short
ProShares UltraShort Oil & Gas	[Redacted	]	Short
ProShares Ultra Real Estate	[Redacted	]	Ultra
ProShares Short Real Estate	[Redacted	]	Short
ProShares UltraShort Real Estate	[Redacted	]	Short
ProShares Ultra Semiconductors	[Redacted	]	Ultra
ProShares Short Semiconductors	[Redacted	]	Short

ProShares UltraShort Semiconductors	[Redacted	]	Short
ProShares Ultra Technology	[Redacted	]	Ultra
ProShares Short Technology	[Redacted	]	Short
ProShares UltraShort Technology	[Redacted	]	Short
ProShares Ultra Utilities	[Redacted	]	Ultra
ProShares Short Utilities	[Redacted	]	Short
ProShares UltraShort Utilities	[Redacted	]	Ultra
ProShares Short MSCI Emerging Markets	[Redacted	]	Short
ProShares Short MSCI EAFE	[Redacted	]	Short
ProShares UltraShort MSCI Emerging Markets	[Redacted	]	Short
ProShares UltraShort MSCI Japan	[Redacted	]	Short
ProShares UltraShort MSCI EAFE	[Redacted	]	Short
ProShares UltraShort FTSE China 25	[Redacted	]	Short
ProShares UltraShort 7-10 Year Treasury	[Redacted	]	Short
ProShares UltraShort 20+ Year Treasury	[Redacted	]	Short
ProShares Ultra FTSE China 25	[Redacted	]	Ultra
ProShares Ultra FTSE China 25	[Redacted	]	Ultra
ProShares Ultra MSCI Japan	[Redacted	]	Ultra
ProShares Ultra MSCI Japan	[Redacted	]	Ultra
ProShares Ultra Telecommunications	[Redacted	]	Ultra
ProShares UltraShort Telecommunications	[Redacted	]	Short
ProShares Ultra MSCI EAFE	[Redacted	]	Ultra
ProShares Ultra MSCI EAFE	[Redacted	]	Ultra
ProShares Ultra MSCI Emerging Markets	[Redacted	]	Ultra
ProShares Ultra MSCI Emerging Markets	[Redacted	]	Ultra
ProShares UltraShort MSCI Europe	[Redacted	]	Short
ProShares UltraShort MSCI Pacific ex-Japan	[Redacted	]	Short
ProShares UltraShort MSCI Brazil Capped	[Redacted	]	Short
ProShares UltraShort MSCI Mexico Capped IMI	[Redacted	]	Short
ProShares Ultra Russell3000	[Redacted	]	Ultra

ProShares UltraShort Russell3000	[Redacted	]	Short
ProShares Large Cap Core Plus	[Redacted	]	Alpha
ProShares UltraPro S&P500®	[Redacted	]	Ultra
ProShares UltraPro Short S&P500®	[Redacted	]	Short
ProShares Short 7-10 Year Treasury	[Redacted	]	Short
ProShares Short 20+ Year Treasury	[Redacted	]	Short
ProShares Ultra 7-10 Year Treasury	[Redacted	]	Ultra
ProShares Ultra 20+ Year Treasury	[Redacted	]	Ultra
ProShares UltraPro Dow30	[Redacted	]	Ultra
ProShares UltraPro MidCap400	[Redacted	]	Ultra
ProShares UltraPro Russell2000	[Redacted	]	Ultra
ProShares UltraPro QQQ	[Redacted	]	Ultra
ProShares UltraPro Short Dow30	[Redacted	]	Short
ProShares UltraPro Short MidCap400	[Redacted	]	Short
ProShares UltraPro Short Russell2000	[Redacted	]	Short
ProShares UltraPro Short QQQ	[Redacted	]	Short
ProShares Short Basic Materials	[Redacted	]	Short
ProShares Short Real Estate	[Redacted	]	Short
ProShares Short FTSE China 25	[Redacted	]	Short
ProShares Ultra Nasdaq Biotechnology	[Redacted	]	Ultra
ProShares UltraShort Nasdaq Biotechnology	[Redacted	]	Short
ProShares Ultra S&P Regional Banking	[Redacted	]	Ultra
ProShares Short S&P Regional Banking	[Redacted	]	Short
ProShares Ultra MSCI Europe	[Redacted	]	Ultra
ProShares Ultra MSCI Pacific ex-Japan	[Redacted	]	Ultra
ProShares Ultra MSCI Brazil Capped	[Redacted	]	Ultra
ProShares Ultra MSCI Mexico Capped IMI	[Redacted	]	Ultra
ProShares RAFI Long/Short	[Redacted	]	Alpha
ProShares Hedge Replication ETF	[Redacted	]	Alpha
ProShares Ultra TIPS	[Redacted	]	Ultra

ProShares UltraShort TIPS	[Redacted]	Short
ProShares Short High Yield	[Redacted]	Short
ProShares Short Investment Grade Corporate	[Redacted]	Short
ProShares UltraShort 3-7 Year Treasury	[Redacted]	Short
ProShares Short 7-10 Year Treasury	[Redacted]	Short
ProShares Ultra High Yield	[Redacted]	Ultra
ProShares Ultra Investment Grade Corporate	[Redacted]	Ultra
ProShares German Sovereign/Sub-Sovereign ETF	[Redacted]	Specialty
ProShares UltraPro 10 Year TIPS/TSY Spread	[Redacted]	Specialty
ProShares UltraPro Short 10 Year TIPS/TSY Spread	[Redacted]	Specialty
ProShares 30 Year TIPS/TSY Spread	[Redacted]	Specialty
ProShares UltraPro MSCI Emerging Markets	[Redacted]	Short
ProShares UltraPro Short MSCI Emerging Markets	[Redacted]	Short
ProShares UltraPro 20+ Year Treasury	[Redacted]	Short
ProShares UltraPro Short 20+ Year Treasury	[Redacted]	Short
ProShares Covered Bond	[Redacted]	Ultra
ProShares UltraPro Financials	[Redacted]	Ultra
ProShares UltraPro Short Financials	[Redacted]	Short
ProShares Merger ETF	[Redacted]	Specialty
ProShares Global Listed Private Equity ETF	[Redacted]	Specialty
ProShares High Yield–Interest Rate Hedged	[Redacted]	Specialty
ProShares S&P 500 Aristocrats ETF	[Redacted]	Specialty
ProShares Investment Grade – Interest Rate Hedged	[Redacted]	Specialty
ProShares Short Term USD Emerging Markets Bond ETF	[Redacted]	Specialty
ProShares DJ Brookfield Global Infrastructure ETF	[Redacted]	Specialty
ProShares CDS North American HY Credit ETF	[Redacted]	Specialty
ProShares CDS Short North American HY Credit ETF	[Redacted]	Specialty
ProShares CDS North American IG Credit ETF	[Redacted]	Specialty
ProShares CDS Short North American IG Credit ETF	[Redacted]	Specialty
ProShares MSCI EAFE Dividend Growers ETF	[Redacted]	Specialty

ProShares MSCI Emerging Markets Dividend Growers ETF	[Redacted	]	Specialty
ProShares Morningstar Alternatives Solution ETF	[Redacted	]	Specialty
ProShares USD Emerging Markets Bond - Interest Rate Hedged	[Redacted	]	Specialty
ProShares Russell 2000 Dividend Growers ETF	[Redacted	]	Specialty
ProShares S&P Midcap 400 Dividend Aristocrats ETF	[Redacted	]	Specialty
ProShares Ultra Gold Miners	[Redacted	]	Ultra
ProShares Ultra Junior Miners	[Redacted	]	Ultra
ProShares UltraShort Gold Miners	[Redacted	]	Short
ProShares UltraShort Junior Miners	[Redacted	]	Short
ProShares UltraPro Nasdaq Biotechnology	[Redacted	]	Ultra
ProShares UltraPro Short Nasdaq Biotechnology	[Redacted	]	Short
ProShares Ultra Oil & Gas Exploration & Production	[Redacted	]	Ultra
ProShares UltraShort Oil & Gas Exploration & Production	[Redacted	]	Short
ProShares Ultra Homebuilders	[Redacted	]	Ultra
ProShares UltraShort Homebuilders	[Redacted	]	Short
ProShares Hedged FTSE Europe ETF	[Redacted	]	Currency Hedged
ProShares Hedged FTSE Japan ETF	[Redacted	]	Currency Hedged

*	[Redacted]
**	[Redacted]
***	[Redacted]
[Redacted]

Additional Transaction Fees.

[Redacted]

Fee Proposal Acknowledgement

The foregoing fee proposal covers custody, settlement and certain associated services to be performed by JPMorgan Chase Bank, N.A. (“J.P. Morgan”) and/or certain subsidiaries and/or affiliates for ProShares. The signature below indicates that I, as a duly authorized representative of ProShares, have reviewed and accept this fee proposal, which will take effect upon the start of provision of the services described herein by J.P. Morgan for ProShares. This fee proposal will be attached as a schedule to, and will be incorporated into, the custody or trust agreement(s) in effect between ProShares and J.P. Morgan.

This fee schedule shall be in effect for three years from the effective date of 06/01/2011, subject to earlier termination in accordance with Section 9 of the Agreement.

Accepted by:

ProShares Trust /s/ Todd B. Johnson Name: Todd B. Johnson Title: President Date: June 19, 2015	JPMorgan Chase Bank, N.A. /s/ Josh Jacobs Name: Josh Jacobs Title: Vice President Date: June 19, 2015